Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Valspar Corporation (the “Company”) on Form 10-Q for the quarter ended January 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William L. Mansfield, Chief Executive Officer of the Company and I, Paul C. Reyelts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

            2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William L. Mansfield

William L. Mansfield President and Chief Executive Officer March 9, 2005

/s/ Paul C. Reyelts

Paul C. Reyelts Executive Vice President and Chief Financial Officer March 9, 2005